Exhibit 10.1

EXTENSION AGREEMENT

(Extension of Maturity Date Pursuant to Section 4.08 of the Credit Agreement)

This EXTENSION AGREEMENT (this “Agreement”) dated as of March 24, 2025 (the “Extension Effective Date”) is entered into by and among DEVON ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is made to the Amended and Restated Credit Agreement dated as of March 24, 2023 among the Borrower, the Administrative Agent and the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from March 24, 2029 to March 24, 2030 pursuant to Section 4.08 of the Credit Agreement (the “Extension”).

C. Each of the Consenting Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1. Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Consenting Lender hereby consents to the Extension, and effective as of the Extension Effective Date, the Maturity Date applicable to each Consenting Lender is March 24, 2030.

2. Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the date hereof, provided that Administrative Agent shall have received the following (a) counterparts of this Agreement, executed by the Borrower and the Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 4.08 of the Credit Agreement), (b) a certificate of each Loan Party dated as of the date hereof containing the certifications required by Section 4.08(b) of the Credit Agreement, and (c) a fee in the amount separately agreed by the Borrower, for the account of each Consenting Lender.

3. Affirmation and Ratification of Loan Documents. The Borrower hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Extension) shall remain in full force and effect. This Agreement is a Loan Document.

4. Representations of Borrowers. The Borrower represents and warrants for the benefit of the Consenting Lenders and the Administrative Agent as follows: (a) before and after giving effect to the Extension, the representations and warranties contained in Article 7 of the Credit Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Extension Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, provided that in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, (b) before and after giving effect to the Extension no Default exists or will exist, and (c) no event has occurred since the date of the most recent audited financial statements of the Borrower delivered pursuant to Section 8.02(a) of the Credit Agreement that has had, or could reasonably be expected to have, a Material Adverse Effect.

5. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; (c) this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record and (d) nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually-signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

6. ENTIRE AGREEMENT. The Credit Agreement and the Other Loan Documents, TOGETHER WITH THIS Agreement, represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DEVON ENERGY CORPORATION,
as the Borrower

By: /s/ Joe Pullampally

Name: Joe Pullampally

Title: Vice President, Corporate Finance and Treasurer

Signature Page

to Extension Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Devarshi Ojha

Name: Devarshi Ojha

Title: AVP

Signature Page

to Extension Agreement

BANK OF AMERICA, N.A.,

as a Lender, an L/C Issuer, and the Swing Line Lender

By: /s/ Kimberly Miller

Name: Kimberly Miller

Title: Director

Signature Page

to Extension Agreement

CITIBANK, N.A., as a Lender and an L/C Issuer

By: /s/ Maureen Maroney

Name: Maureen Maroney

Title: Vice President

Signature Page

to Extension Agreement

GOLDMAN SACHS BANK USA, as a Lender and an L/C Issuer

By: /s/ Rebecca Kratz

Name: Rebecca Kratz

Title: Authorized Signatory

Signature Page

to Extension Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and an L/C Issuer

By: /s/ Sofia Barrera Jaime

Name: Sofia Barrera Jaime

Title: Vice President

Signature Page

to Extension Agreement

MORGAN STANLEY BANK, N.A., as a Lender and an L/C Issuer

By: /s/ Michael King

Name: Michael King

Title: Authorized Signatory

Signature Page

to Extension Agreement

ROYAL BANK OF CANADA, as a Lender and an L/C Issuer

By: /s/ Michael Sharp

Name: Michael Sharp

Title: Authorized Signatory

Signature Page

to Extension Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender and an L/C Issuer

By: /s/ Sam Cutler

Name: Sam Cutler

Title: Director

Signature Page

to Extension Agreement

TRUIST BANK, as a Lender and an L/C Issuer

By: /s/ Lincoln LaCour

Name: Lincoln LaCour

Title: Director

Signature Page

to Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By: /s/ Ken Kluba

Name: Ken Kluba

Title: Vice President

Signature Page

to Extension Agreement

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By: /s/ Raymond Qiao

Name: Raymond Qiao

Title: Executive Vice President

Signature Page

to Extension Agreement

BARCLAYS BANK PLC, as a Lender

By: /s/ Sydney G. Dennis

Name: Sydney G. Dennis

Title: Director

Signature Page

to Extension Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Scott W. Danvers

Name: Scott W. Danvers

Title: Authorized Signatory

By: /s/ Donovan C. Broussard

Name: Donovan C. Broussard

Title: Authorized Signatory

Signature Page

to Extension Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jessica Molinar

Name: Jessica Molinar

Title: Assistant Vice President

Signature Page

to Extension Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By: /s/ Jonathan Schwartz

Name: Jonathan Schwartz

Title: Authorized Signatory

Signature Page

to Extension Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Beth Johnson

Name: Beth Johnson

Title: Senior Vice President

Signature Page

to Extension Agreement

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By: /s/ John Krenger

Name: John Krenger

Title: Director, SVP, Energy Banking

Signature Page

to Extension Agreement